UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

MEDIACOM BROADBAND LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-72440	06-1615412
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Mediacom Way

Mediacom Park, NY 10918

(Address of principal executive offices)

Registrant’s telephone number: (845) 443-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 24 and 31, 2014, Mediacom Broadband LLC made cash distributions aggregating $150 million to its parent, Mediacom Communications Corporation (“MCC”). The cash distributions were funded with borrowings under Mediacom Broadband LLC’s revolving credit facility and, to a lesser extent, internally generated funds. On these same dates, MCC, in turn, contributed such cash distributions to Mediacom LLC, another wholly-owned subsidiary of MCC, which Mediacom LLC used to fund, in part, the repayment on December 31, 2014 of certain term loans that were scheduled to mature on January 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2015

Mediacom Broadband LLC

By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer